UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

Xstelos Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54646	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2260, New York, New York		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 729-4962

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2012, the independent directors of the Board of Directors of Xstelos Holdings, Inc. (the “Company”) unanimously approved the payment of a discretionary cash bonus of $250,000 to Jonathan M. Couchman, the Company’s President, Chief Executive Officer and Chief Financial Officer, on account of his superior performance in 2012. The discretionary cash bonus was awarded in recognition of the extraordinary leadership of the Company by Mr. Couchman in 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTELOS HOLDINGS, INC.

Dated: December 21, 2012	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer and Chief Financial Officer